EATON VANCE GREATER INDIA FUND (the “Fund”)

Supplement to Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2025 as may be supplemented and/or revised from time to time

1. The following replaces “Portfolio Manager.” under “Management” in “Fund Summary” in the Prospectus:

Portfolio Managers.

Hiren Dasani, Managing Director and co-head of Emerging Markets Equity at GSAM, has managed the Portfolio and the Fund since May 2017.

Basak Yavuz, Managing Director and co-head of Emerging Markets Equity at GSAM, has managed the Portfolio and the Fund since May 14, 2025.

Effective June 30, 2025, the sole portfolio manager of the Portfolio and the Fund will be Basak Yavuz.

2. The following replaces the third paragraph under “Portfolio” in “Management and Organization” in the Prospectus:

Hiren Dasani and Basak Yavuz serve as portfolio managers of the Portfolio and the Fund. Mr. Dasani has managed the Portfolio and the Fund since May 2017. Mr. Dasani joined Goldman Sachs in January 2007 and is currently Managing Director and co-head of Emerging Markets Equity at GSAM. Ms. Yavuz has managed the Portfolio and the Fund since May 14, 2025. Ms. Yavuz joined Goldman Sachs in 2011 and is currently Managing Director and co-head of Emerging Markets Equity at GSAM. Effective June 30, 2025, the sole portfolio manager of the Portfolio and the Fund will be Basak Yavuz.

3. The following replaces the table under “Portfolio Manager.” in “Investment Advisory and Administrative Services” in the SAI:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Hiren Dasani(1)
Registered Investment Companies(2)	5	$3,063.0	0	$0
Other Pooled Investment Vehicles	8	$10,800.9	0	$0
Other Accounts	12	$5,475.9	0	$0
Basak Yavuz(1)(3)
Registered Investment Companies(2)	4	$2,705.0	0	$0
Other Pooled Investment Vehicles	7	$5,775.5	0	$0
Other Accounts	14	$4,766.8	0	$0
(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	Includes the Fund and Portfolio.
(3)	As of March 31, 2025.

Mr. Dasani did not beneficially own any shares in the Fund or in the Eaton Vance family of funds as of December 31, 2024. Ms. Yavuz did not beneficially own any shares in the Fund or in the Eaton Vance family of funds as of March 31, 2025. Interests in the Portfolio cannot be purchased by a portfolio manager.

May 14, 2025	48607-00 5.14.25